UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2015

99 CENTS ONLY STORES LLC

(Exact name of registrant as specified in its charter)

California	1-11735	95-2411605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 East Union Pacific Avenue
City of Commerce, California	90023
(Address of principal executive offices)	(Zip Code)

(323) 980-8145

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2015, Bradley Lukow resigned as Chief Financial Officer, Treasurer and Secretary of 99 Cents Only Stores LLC (the “Company”) and its parent, Number Holdings, Inc. (“Holdings”).  Mr. Lukow’s resignation did not involve a disagreement with Holdings or the Company on any matter relating to their respective operations, policies or practices, including with respect to financial reporting and accounting matters.

Effective June 23, 2015, the Board of Directors of Holdings elected Michael Fung to serve as Interim Chief Financial Officer and Treasurer of the Company and Holdings.  Mr. Fung joined Holdings in December 2013 as a member of the Board of Directors and formerly served as the Interim Executive Vice President and Chief Administrative Officer of the Company from January 2013 until September 2013.  While Mr. Fung is serving as Interim Chief Financial Officer and Treasurer of the Company and Holdings, he will step down from the Audit Committee of the Board of Directors of Holdings but will remain a member of the Board of Directors of Holdings.

Mr. Fung served as Senior Vice President and Chief Financial Officer at Walmart U.S. from 2006 until his retirement in February 2012.  At Walmart U.S., Mr. Fung also served as Senior Vice President, Internal Audit Services between 2003 and 2006, and as Vice President, Finance and Administration for Global Procurement between 2001 and 2003.  Before joining Walmart, Mr. Fung spent five years as Vice President and Chief Financial Officer for Sensient Technologies Corporation, three years as Senior Vice President and Chief Financial Officer for Vanstar Corporation and four years as Vice President and Chief Financial Officer for Bass Pro Shops, Inc.  Mr. Fung is currently a member of the Board of Directors of Franklin Covey Co.

A copy of the press release announcing the foregoing matters, together with a conference call scheduled for Monday, June 29, 2015 at 1:30p.m. Pacific Time, is included herewith as Exhibit 99.1 and by this reference incorporated herein.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 24, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

99 CENTS ONLY STORES LLC

Dated: June 24, 2015	By:	/s/ Andrew Giancamilli
Andrew Giancamilli
Interim President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 24, 2015